   NUMBER                                                       SHARES

SE

                             SHERIDAN ENERGY, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
           THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK

COMMON STOCK PAR VALUE  $0.01                                 CUSIP 37364V 10 3



        THIS IS TO CERTIFY that





        is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES, $0.01 PAR VALUE, OF COMMON STOCK OF Sheridan Energy, Inc. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of
 [SHERIDAN      Incorporation and to all amendments thereto, copies of which are
ENERGY, INC.    on file in the office of the Transfer Agent, to all of which the
 CORPORATE      holder by acceptance hereof assents. This certificate is not
   SEAL         valid unless countersigned by the Transfer Agent and registered
 DELAWARE       by the Registrar.
APPEARS HERE]      Witness the facsimile seal of the Corporation and the
                facsimile signatures of its duly authorized officers.


                   DATED:

                                /s/ JON W. WRIGHT, JR.       /s/ B.A. BERILGEN
                                       Secretary                President

COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY,
                                        TRANSFER AGENT
                                         AND REGISTRAR
BY

                                  AUTHORIZED SIGNATURE


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        The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws of regulations:
  TEN COM--as tenants in common            UNIF GIFT MIN ACT--_____Custodian____
  TEN ENT--as tenants by the entireties                      (Cust)      (Minor)
  IT TEN --as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants         Act_________________________
           in common                                          (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received_________________________hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

__________________________________________________________________________Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________Attorney,
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated,____________________



                               X_______________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                               CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                               OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

_____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBER-
SHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17ad-15.